APEX MUNICIPAL
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
December 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.



Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                            #10955 -- 12/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



APEX MUNICIPAL FUND, INC.

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian & Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
APX





PROXY RESULTS

Proxy Results During the six-month period ended December 31, 1997, Apex Municipal Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the annual stockholders' meeting on October 9, 1997. The description of each proposal and number of shares voted are as follows:
                                                                                      Shares Voted          Shares Withheld
                                                                                          For                 From Voting

1. To elect two Class I Directors to the Fund's Board of Directors:   Joe Grills      18,580,233                421,484
                                                                      Walter Mintz    18,582,433                419,284


                                                                                    Shares Voted     Shares Voted     Shares Voted
                                                                                         For           Against           Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors.                                                              18,474,268       161,243           366,206




                         Apex Municipal Fund, Inc., December 31, 1997

DEAR SHAREHOLDERS

For the six months ended December 31, 1997, Apex Municipal Fund, Inc. earned $0.322 per share income dividends, which included earned and unpaid dividends of $0.055. This represents a net annualized yield of 6.00%, based on a month-end per share net asset value of $10.65. Over the same period, the Fund's total investment return was +7.19%, based on a change in per share net asset value from $10.25 to $10.65, and assuming reinvestment of $0.321 per share income dividends.

The Municipal Market Environment
During the six months ended December 31, 1997, long-term fixed-income bond yields declined to their lowest levels in nearly four years. A continued positive domestic inflationary environment provided much of the support for the bond market's improvement through early October 1997. However, during the last two months of 1997, the turmoil in the world's financial markets, particularly in the Asian equity market, has produced major declines in bond yields. Since October 31, 1997, the US Treasury bond market has been the beneficiary of a significant flight to quality mainly by foreign investors whose own domestic markets have remained very volatile. Prior to the initial decline in the Asian equity markets, yields on US Treasury bonds had declines similar to those experienced in the long-term tax-exempt market. During this time, yields in both markets fell by 25 basis points -- 35 basis points (0.25% -- 0.35%). For the six months ended December 31, 1997, long-term US Treasury bond yields declined over 85 basis points to end the year at 5.91%. Tax-exempt revenue bond yields, however, have exhibited lesser declines. As measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields declined almost 40 basis points to 5.40% for the same period, their lowest level since October 1993.

The increase in new municipal bond issuance over the past six months has prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same period in 1996. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. During December, over $21 billion in new long-term municipal securities were underwritten. This represented an increase of 9% over the December 1996 level and was the largest December issuance since 1993.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable, however, that municipal bond yields will remain under some relative pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refunding. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least, exert only minimal technical pressures during 1998. Additionally, municipal bond investors are expected to receive approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions. Such assets should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
During the six months ended December 31, 1997, Apex Municipal Fund, Inc. benefited from a decline in long-term interest rates as well as a substantial further narrowing of credit spreads. While volatility persisted throughout the period, affording several opportunities to trade the market, we have typically refrained from engaging in such activities. Instead, we preferred to remain fully invested and seek to exploit the inefficiencies present within the municipal high-yield market.

Given the Fund's objective and investment policy, we strive to enhance total return through careful analysis of both credit and pricing characteristics of the portfolio securities as well as the market at large. It is this approach, combined with the aforementioned contraction in spreads, that accounts for the Fund's competitive return.

Improving credit fundamentals in conjunction with a generally favorable economic environment are largely responsible for this dramatic impact on valuations. Technical factors have also contributed to the current environment. The increasingly homogenized nature of the municipal market, given widespread usage of bond insurance, has contributed to a heightened scarcity of short-term issues. Meanwhile, demand for higher-yielding securities has accelerated, exacerbating an already tight technical environment and driving spreads to their lowest levels in recent years. Clearly, these developments warrant a considerable degree of caution, for the risk of a correction toward historical norms is real and credible. However, such an event is unlikely in the absence of a significant economic decline, which, despite the turmoil affecting Asian markets, appears remote given the overall balanced nature of the domestic economic environment.

In Conclusion
We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

February 3, 1998




                                                                                  Apex Municipal Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)

                         S&P        Moody's        Face                                                                Value
State                  Ratings      Ratings       Amount     Issue                                                   (Note 1a)


Alabama -- 0.5%          B+           NR*         $1,000     Brewton, Alabama, Industrial Development Board,
                                                             PCR, Refunding (Container Corporation America
                                                             Project), 8% due 4/01/2009                                $1,130

Arizona -- 3.9%          NR*          NR*          3,915     Fort Mojave Indian Tribe, Arizona, Water and Sewer
                                                             Revenue Bonds, 10.25% due 9/01/2019 (b)                    1,165
                         NR*          NR*          3,000     Navajo County, Arizona, IDA, IDR (Stone Container
                                                             Corp. Project), AMT, 7.40% due 4/01/2026                   3,348
                         B            B2           3,500     Pima County, Arizona, IDA, IDR (Tucson Electric
                                                             Power Co. Project), Series B, 6% due 9/01/2029             3,579

Arkansas -- 1.8%         NR*          NR*            390     Alma, Arkansas, Health Facilities Board Revenue
                                                             Bonds, 10.50% due 12/01/2019                                 423
                         NR*          NR*            390     Conway, Arkansas, Public Facilities Board, Health
                                                             Care Revenue Bonds (Creative Living Project), 10.50%
                                                             due 12/01/2019                                               423
                         NR*          NR*            390     Hope, Arkansas, Health Facilities Board Revenue Bonds
                                                             (Omega Home), 10.50% due 12/01/2019                          423
                         NR*          NR*            780     Little Rock, Arkansas, Health Facilities Board Revenue
                                                             Bonds (Community Life Services), 10.50% due 12/01/2019       846
                         NR*          NR*            785     Pine Bluff, Arkansas, Health Facilities Board Revenue
                                                             Bonds (Jenkins Housing), 10.50% due 12/01/2019               851
                         NR*          NR*            390     Texarkana, Arkansas, Public Facilities Board, Health
                                                             Care Revenue Bonds (Housing Opportunities Addition
                                                             Project), 10.50% due 12/01/2019                              423
                         NR*          NR*            390     West Helena, Arkansas, Health Facilities Board Revenue
                                                             Bonds (Delta House), 10.50% due 12/01/2019                   423

California -- 1.0%       AAA          Aaa          5,000     Foothill/Eastern Transportation Corridor Agency,
                                                             California, Toll Road Revenue Bonds (Senior Lien),
                                                             Series A, 6.50%** due 1/01/2028 (c)                        1,045
                         NR*          NR*          2,000     Long Beach, California, Redevelopment Agency, M/F
                                                             Housing Revenue Bonds (Pacific Court Apartments),
                                                             AMT, Issue B, 6.95% due 9/01/2023 (b)                      1,100

Colorado -- 3.9%         NR*          NR*          1,700     Colorado Postsecondary Educational Facilities
                                                             Authority Revenue Bonds (Colorado Ocean Journey Inc.
                                                             Project), 8.30% due 12/01/2017                             1,916
                                                             Denver, Colorado, City and County Airport Revenue
                                                             Bonds, AMT, Series B:
                         BBB          Aaa            630     7.25% due 11/15/2002 (d)                                     724
                         BBB          Baa1         1,870     7.25% due 11/15/2023                                       2,093
                         NR*          NR*          3,000     Denver, Colorado, Urban Renewal Authority, Tax
                                                             Increment Revenue Bonds (Downtown Denver), AMT,
                                                             Series A, 7.75% due 9/01/2016                              3,325

Florida -- 9.9%          NR*          NR*          1,000     Arbor Greene, Florida, Community Development
                                                             District, Special Assessment Revenue Bonds, 7.60%
                                                             due 5/01/2018                                              1,077
                         AA-          VMIG1+         500     Dade County, Florida, IDA, Exempt Facilities Revenue
                                                             Refunding Bonds (Florida Power and Light Company),
                                                             VRDN, 3.95% due 6/01/2021 (a)                                500
                         NR*          NR*          9,448     Florida HFA, M/F Housing Revenue Bonds (Palm Aire
                                                             Retirement Facilities Project),
                                                             AMT, Series S, 10% due 1/01/2020 (b)                       7,370
                         NR*          NR*          3,000     Lee County, Florida, IDA, Healthcare Facilities
                                                             Revenue Bonds (Cypress Cove Health Park),
                                                             Series A, 6.375% due 10/01/2025                            3,088
                         NR*          NR*          4,385     Miami Beach, Florida, Redevelopment Agency, Tax
                                                             Increment Revenue Bonds, AMT,
                                                             9.125% due 12/01/2004                                      4,820
                         NR*          NR*          3,575     Tampa Palms, Florida, Open Space and Transportation
                                                             Community Development District Revenue Bonds (Capital
                                                             Improvement -- Richmond Place Project), 7.50% due
                                                             5/01/2018                                                  3,777

Georgia -- 4.3%          NR*          NR*          3,920     Atlanta, Georgia, Urban Residential Finance Authority,
                                                             M/F Housing Mortgage Revenue Bonds (Northside Plaza
                                                             Apartments Project), 9.75% due 11/01/2020                  4,247
                         NR*          NR*          2,375     Hancock County, Georgia, COP, 8.50% due 4/01/2015          2,669
                         NR*          NR*          1,965     Rockdale County, Georgia, Development Authority,
                                                             Solid Waste Disposal Revenue Bonds (Visy Paper Inc.
                                                             Project), AMT, 7.40% due 1/01/2016                         2,132

Illinois -- 4.2%         BB+          Baa2         4,575     Chicago, Illinois, O'Hare International Airport,
                                                             Special Facilities Revenue Bonds (United Airlines,
                                                             Inc.), Series 1984-B, 8.85% due 5/01/2018                  5,216
                         NR*          NR*          3,190     Illinois Development Finance Authority, Acquisition
                                                             Program Revenue Bonds (Prime Health Care Centers
                                                             Facilities), 7.75% due 12/01/2016                          3,531

Indiana -- 1.1%          NR*          NR*          2,000     Wabash, Indiana, Solid Waste Disposal Revenue Bonds
                                                             (Jefferson Smurfit Corporation Project), AMT, 7.50%
                                                             due 6/01/2026                                              2,206

Iowa -- 6.4%             NR*          NR*         10,000     Iowa Finance Authority, Health Care Facilities,
                                                             Revenue Refunding Bonds (Care Initiatives Project),
                                                             9.25% due 7/01/2025                                       13,277

Louisiana -- 3.9%        NR*          A3           3,000     Lake Charles, Louisiana, Harbor and Terminal
                                                             District, Port Facilities Revenue Refunding Bonds
                                                             (Trunkline Long Co. Project), 7.75% due 8/15/2022          3,464
                         NR*          A2             650     Louisiana Public Facilities Authority, Student Loan
                                                             Revenue Refunding Bonds, AMT, Series A-3, 7% due
                                                             9/01/2006                                                    696
                         BB           NR*          3,500     Port New Orleans, Louisiana, IDR, Refunding
                                                             (Continental Grain Company Project), 7.50% due
                                                             7/01/2013                                                  3,955

Maryland -- 2.7%         NR*          NR*          5,000     Maryland State Energy Financing Administration,
                                                             Limited Obligation Revenue Bonds (Cogeneration -- AES
                                                             Warrior Run), AMT, 7.40% due 9/01/2019                     5,536

Massachusetts -- 5.9%    NR*          NR*          1,555     Boston, Massachusetts, Industrial Development
                                                             Financing Authority, Solid Waste Disposal Facilities
                                                             Revenue Bonds (Jet-A-Way Project), AMT, 10.50% due
                                                             1/01/2011                                                  1,756
                         NR*          NR*          3,400     Massachusetts State Health and Educational Facilities
                                                             Authority Revenue Bonds (Farren Care Center), Series
                                                             A, 10.375% due 6/01/2010                                   3,789
                         NR*          NR*          1,965     Massachusetts State Industrial Finance Agency,
                                                             Educational Institution Revenue Bonds (Center for
                                                             Human Development), 9.375% due 7/01/2015                   2,166
                         NR*          NR*          2,200     Massachusetts State Industrial Finance Agency, Sewage
                                                             Facility Revenue Bonds (Resource Control Composting,
                                                             Inc. Project), AMT, 9.25% due 6/01/2010                    2,326
                         NR*          NR*          2,000     Massachusetts State Port Authority, Special Project
                                                             Revenue Bonds (Harborside Hyatt), AMT, 10% due 3/01/2026   2,262

Michigan -- 1.7%         A1+          VMIG1+         100     Royal Oak, Michigan, Hospital Finance Authority Revenue
                                                             Bonds (William Beaumont Hospital), VRDN, Series L, 4.20%
                                                             due 1/01/2027 (a)                                            100
                         NR*          NR*          2,050     Wayne Charter County, Michigan, Special Airport
                                                             Facilities, Revenue Refunding Bonds (Northwest Airlines,
                                                             Inc.), 6.75% due 12/01/2015                                2,255
                         BBB-         Baa          1,200     Wayne County, Michigan, Downriver Sewer Disposal System,
                                                             Series A, 7% due 11/01/2013                                1,312

Minnesota -- 1.7%        NR*          NR*          3,325     Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow
                                                             Plaza Apartments Project), AMT, 9.375% due 12/01/2024      3,548

Missouri -- 0.5%         BBB-         NR*            960     Joplin, Missouri, IDA, Hospital Facilities Revenue
                                                             Refunding and Improvement Bonds (Tri-State Osteopathic),
                                                             8.25% due 12/15/2014                                       1,066

New Jersey -- 6.2%                                           Camden County, New Jersey, Improvement Authority, Lease
                                                             Revenue Bonds (Holt Hauling & Warehousing), Series A:
                         NR*          NR*          2,000     9.625% due 1/01/2011                                       2,400
                         NR*          NR*          4,500     9.875% due 1/01/2021                                       5,469
                         NR*          NR*          1,500     New Jersey EDA, IDR, Refunding (Newark Airport Marriott
                                                             Hotel), 7% due 10/01/2014                                  1,653
                         NR*          NR*          1,000     New Jersey EDA, Revenue Bonds (Leisure Park Project),
                                                             Series A, 5.875% due 12/01/2027                            1,001
                                                             New Jersey Health Care Facilities Financing Authority
                                                             Revenue Bonds (d):
                         NR*          NR*            980     (Riverwood Center Issue), Series A, 9.90% due 7/01/2001    1,172
                         AAA          Aaa          1,000     (Saint Elizabeth Hospital), Series B, 8.25% due
                                                             7/01/2000                                                  1,117

New Mexico -- 5.0%                                           Farmington, New Mexico, PCR:
                         BB+          Ba1          1,500     Refunding (Public Service Co. Project), Series B, 5.80%
                                                             due 4/01/2022                                              1,537
                         BB+          Ba1          3,000     Refunding (Public Service Co. -- San Juan Project),
                                                             Series B, 6.30% due 12/01/2016                             3,231
                         B            B2           5,000     (Tucson Electric Power Co. -- San Juan Project), Series
                                                             A, 6.95% due 10/01/2020                                    5,649

New York -- 7.3%         NR*          NR*          7,150     New York City, New York, IDA, Civic Facilities Revenue
                                                             Bonds (Amboy Properties Corporation Project), 9.625% due
                                                             6/01/2015                                                  7,801
                         NR*          NR*          3,500     Port Authority of New York and New Jersey, Special
                                                             Obligation Revenue Bonds
                                                             (Special Project -- KIAC), AMT, Series 4, 5th
                                                             Installment, 6.75% due 10/01/2019                          3,875
                                                             Utica, New York, Public Improvement Bonds, UT:
                         CCC          B2             700     9.25% due 8/15/2004                                          810
                         CCC          B2             700     9.25% due 8/15/2005                                          823
                         CCC          B2             635     9.25% due 8/15/2006                                          758
                         CCC          B2             475     8.50% due 8/15/2013                                          544
                         CCC          B2             475     8.50% due 8/15/2014                                          544

North Carolina -- 0.1%   NR*          VMIG1+         200     North Carolina Medical Care Commission Revenue Bonds
                                                             (Carol Woods Project), VRDN, 4.25% due 4/01/2021 (a)         200

Oregon -- 1.5%           NR*          Baa2         2,000     Oregon State, Economic Development Revenue Refunding
                                                             Bonds (Georgia Pacific Corp. Project), Series 183, 5.70%
                                                             due 12/01/2025                                             2,051
                         NR*          NR*          1,000     Western Generation Agency, Oregon, Cogeneration Project
                                                             Revenue Bonds (Wauna Cogeneration Project), AMT, Series
                                                             B, 7.40% due 1/01/2016                                     1,100

Pennsylvania -- 15.2%    NR*          NR*          5,000     Lehigh County, Pennsylvania, General Purpose Authority
                                                             Revenue Bonds (Wiley House -- Kid's Peace), 8.75% due
                                                             11/01/2014                                                 5,248
                         NR*          NR*          3,150     Montgomery County, Pennsylvania, Higher Education and
                                                             Health Authority Revenue Bonds (Retirement Community --
                                                             GDL Farms), Series A, 9.50% due 1/01/2000 (d)              3,529
                                                             Montgomery County, Pennsylvania, IDA, First Mortgage
                                                             Revenue Refunding Bonds (Meadowood Corporation Project),
                                                             Series A:
                         NR*          NR*          1,000     10.25% due 12/01/2000 (d)                                  1,181
                         NR*          NR*          1,250     6.25% due 12/01/2017                                       1,273
                         BBB-         Baa2         3,000     Pennsylvania Economic Development Financing Authority,
                                                             Exempt Facilities Revenue Bonds (MacMillan Limited
                                                             Partnership Project), AMT, 7.60% due 12/01/2020            3,547
                         NR*          NR*          4,000     Pennsylvania Economic Development Financing Authority,
                                                             Recycling Revenue Bonds (Ponderosa Fibres Project), AMT,
                                                             Series A, 9.25% due 1/01/2022                              2,700
                         BBB          Baa3         1,000     Pennsylvania Economic Development Financing Authority,
                                                             Wastewater Treatment Revenue Bonds (Sun Company Inc. --
                                                             R & M Project), AMT, Series A, 7.60% due 12/01/2024        1,172
                         AAA          Aaa          2,000     Pennsylvania State Higher Education Assistance Agency,
                                                             Student Loan Revenue Bonds, RIB, AMT, Series B, 7.986%
                                                             due 3/01/2022 (e)(f)                                       2,205
                         NR*          NR*          4,000     Pennsylvania State Higher Educational Facilities
                                                             Authority, College and University Revenue Bonds (Eastern
                                                             College), Series B, 8% due 10/15/2025                      4,625
                         NR*          NR*          5,500     Philadelphia, Pennsylvania, IDR, Refunding (Commercial
                                                             Development Philadelphia Airport), AMT, 7.75% due
                                                             12/01/2017                                                 6,211

South Carolina -- 0.5%   NR*          NR*          1,000     Charleston County, South Carolina, Health Facilities
                                                             Revenue Bonds (Episcopal Church Project), Series A, 6.25%
                                                             due 4/01/2019                                              1,018

Texas -- 5.8%            NR*          NR*          1,460     Angelina County, Texas, Jail Facilities Financing
                                                             Corporation, Criminal Detention Center, Mortgage Revenue
                                                             Bonds, 9.75% due 8/01/2009 (b)                                --
                                                             Bell County, Texas, Health Facilities Development
                                                             Corporation Revenue Bonds (Heartway Corporation Project):
                         NR*          NR*          4,750     Series A, 9.50% due 3/01/2019                              5,231
                         NR*          NR*            805     Series B, 10% due 3/01/2019 (g)                              541
                         A1+          NR*            800     Harris County, Texas, Health Facilities Development
                                                             Corporation, Hospital Revenue Bonds (Methodist Hospital),
                                                             VRDN, 4.25% due 12/01/2025 (a)                               800
                         BB           Ba2          3,100     Houston, Texas, Airport System, Special Facilities
                                                             Revenue Bonds (Continental Airlines Terminal Improvement),
                                                             AMT, Series B, 6.125% due 7/15/2027                        3,240
                         NR*          Ba1            945     Nolan County, Texas, Industrial Development Corporation,
                                                             IDR (US Gypsum Company Project), 7.25% due 12/01/2014      1,062
                         BB           Ba2          1,000     Odessa, Texas, Junior College District, Revenue
                                                             Refunding Bonds, Series A, 8.125% due 12/01/2018           1,143
                         NR*          NR*          3,530     Pecos County, Texas, Jail Facilities Financing
                                                             Corporation, Criminal Detention Center Mortgage Revenue
                                                             Bonds, 9.75% due 8/01/2009 (b)                                --

West Virginia -- 3.2%    NR*          NR*          6,050     Fayette County, West Virginia, Commercial Development
                                                             Commission, Revenue Refunding Bonds (MPC Incorporated
                                                             Project), 9.75% due 2/01/2011                              6,599
                                                                                                                    ---------
                         Total Investments (Cost -- $194,080) -- 98.2%                                                204,438

                         Other Assets Less Liabilities -- 1.8%                                                          3,666
                                                                                                                    ---------

                         Net Assets -- 100.0%                                                                        $208,104
                                                                                                                    =========

                     (a) The interest rate is subject to change periodically based upon prevailing market rates.
                         The interest rate shown is the rate in effect at December 31, 1997.
                     (b) Non-income producing security.
                     (c) FSA Insured.
                     (d) Prerefunded.
                     (e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1997.
                     (f) AMBAC Insured.
                     (g) This issue will begin to accrue interest on September 1, 1999.
                       * Not Rated.
                      ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                       + Highest short-term ratings by Moody's Investors Service, Inc.

                         See Notes to Financial Statements.

Portfolio
Abbreviations

To simplify the listings of Apex Municipal
Fund, Inc.'s portfolio holdings in the
Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes






STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                      As of December 31, 1997
Assets:               Investments, at value (identified cost -- $194,079,686) (Note 1a)                         $204,437,628
                      Cash                                                                                            12,509
                      Receivables:
                      Interest                                                                 $3,837,507
                      Securities sold                                                             100,000          3,937,507
                                                                                             ------------
                      Prepaid expenses and other assets                                                               28,145
                                                                                                                ------------
                      Total assets                                                                               208,415,789
                                                                                                                ------------

Liabilities:          Payables:
                      Dividends to shareholders (Note 1e)                                         148,472
                      Investment adviser (Note 2)                                                 118,200            266,672
                                                                                             ------------
                      Accrued expenses and other liabilities                                                          44,799
                                                                                                                ------------
                      Total liabilities                                                                              311,471
                                                                                                                ------------

Net Assets:           Net assets                                                                                $208,104,318
                                                                                                                ============

Capital:              Common Stock, $.10 par value, 150,000,000 shares authorized;
                      19,544,644 shares issued and outstanding (Note 4)                                           $1,954,464
                      Paid-in capital in excess of par                                                           215,230,388
                      Undistributed investment income -- net                                                       1,258,963
                      Accumulated realized capital losses on investments -- net (Note 5)                         (20,697,439)
                      Unrealized appreciation on investments -- net                                               10,357,942
                                                                                                                ------------
                      Total capital -- Equivalent to $10.65 net asset value per share of
                      Common Stock (market price -- $10.375)                                                    $208,104,318
                                                                                                                ============

                      See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                      For the Six Months Ended December 31, 1997

Investment            Interest and amortization of premium and discount earned                                    $7,223,953
Income (Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $675,061
                      Professional fees                                                        98,363
                      Accounting services (Note 2)                                             27,561
                      Transfer agent fees                                                      24,607
                      Directors' fees and expenses                                             18,776
                      Printing and shareholder reports                                         13,441
                      Listing fees                                                             11,289
                      Custodian fees                                                            8,468
                      Pricing fees                                                              4,496
                      Other                                                                     9,394
                                                                                         ------------
                      Total expenses                                                                                 891,456
                                                                                                                ------------
                      Investment income -- net                                                                     6,332,497
                                                                                                                ------------

Realized &            Realized gain on investments -- net                                                            278,275
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                      7,392,257
Investments -- Net                                                                                              ------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                       $14,003,029
                                                                                                                ============

                      See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended       Year Ended
                                                                                             December 31,         June 30,
                       Increase (Decrease) in Net Assets:                                       1997                1997

Operations:            Investment income -- net                                              $6,332,497         $12,625,286
                       Realized gain (loss) on investments -- net                               278,275          (1,036,737)
                       Change in unrealized appreciation/depreciation on investments -- net   7,392,257           6,145,613
                                                                                           ------------        ------------
                       Net increase in net assets resulting from operations                  14,003,029          17,734,162
                                                                                           ------------        ------------
Dividends to           Investment income -- net                                              (6,271,036)        (12,927,160)
Shareholders                                                                               ------------        ------------
(Note 1e):             Net decrease in net assets resulting from dividends to shareholders   (6,271,036)        (12,927,160)
                                                                                           ------------        ------------

Net Assets:            Total increase in net assets                                           7,731,993           4,807,002
                       Beginning of period                                                  200,372,325         195,565,323
                                                                                           ------------        ------------
                       End of period*                                                      $208,104,318        $200,372,325
                                                                                           ============        ============
                     * Undistributed investment income -- net                                $1,258,963          $1,197,502
                                                                                           ============        ============

                       See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                                                                   For the Six
                     The following per share data and ratios have  Months Ended
                     been derived from information provided in     December 31,            For the Year Ended June 30,
                     the financial statements.                        1997          1997         1996         1995         1994

                     Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period           $10.25        $10.01       $10.06       $10.10       $10.40
Operating                                                        ---------     ---------    ---------    ---------    ---------
Performance:         Investment income -- net                          .32           .64          .67          .71          .75
                     Realized and unrealized gain (loss) on
                     investments -- net                                .40           .26         (.06)        (.04)        (.30)
                                                                 ---------     ---------    ---------    ---------    ---------
                     Total from investment operations                  .72           .90          .61          .67          .45
                                                                 ---------     ---------    ---------    ---------    ---------
                     Less dividends from investment income -- net     (.32)         (.66)        (.66)        (.71)        (.75)
                                                                 ---------     ---------    ---------    ---------    ---------
                     Net asset value, end of period                 $10.65        $10.25       $10.01       $10.06       $10.10
                                                                 =========     =========    =========    =========    =========
                     Market price per share, end of period         $10.375       $9.9375       $9.125       $9.375       $9.875
                                                                 =========     =========    =========    =========    =========

Total Investment     Based on market price per share                  7.70%++++    16.66%        4.54%        2.57%       (2.26%)
Return:**                                                        =========     =========    =========    =========    =========
                     Based on net asset value per share               7.19%++++     9.69%        6.87%        7.61%        4.53%
                                                                 =========     =========    =========    =========    =========

Ratios to Average    Expenses                                          .86%*         .79%         .90%         .91%         .88%
Net Assets:                                                      =========     =========    =========    =========    =========
                     Investment income -- net                         6.11%*        6.34%        6.66%        7.14%        7.24%
                                                                 =========     =========    =========    =========    =========

Supplemental         Net assets, end of period (in thousands)     $208,104      $200,372     $195,565     $196,647     $197,466
Data:                                                            =========     =========    =========    =========    =========
                     Portfolio turnover                                 20%           79%          56%          20%          12%
                                                                 =========     =========    =========    =========    =========

                   * Annualized.
                  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc., and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1997 were $39,547,702 and $40,048,073, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                Realized           Unrealized
                                 Losses               Gains

Long-term investments          $(278,275)          $10,357,942
                             -----------           -----------
Total                          $(278,275)          $10,357,942
                             ===========           ===========

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $10,357,942, of which $18,895,522 related to appreciated securities and $8,537,580 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $194,079,686.

4. Common Stock Transactions:
At December 31, 1997, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended December 31, 1997 and the year ended June 30, 1997 remained constant.

5. Capital Loss Carryforward:
At June 30, 1997, the Fund had a net capital loss carryforward of approximately $19,575,000, of which $274,000 expires in 1998, $1,527,000 expires in 1999, $4,876,000 expires in 2001, $2,775,000 expires in 2002, $1,754,000 expires in 2003, $7,057,000 expires in
2004 and $1,312,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On January 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.055222 per share, payable on January 29, 1998 to shareholders of record as of January 22, 1998.